UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 15, 2003



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



             DELAWARE                   0-26071              06-1447017
   (State or Other Jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)             File Number)       Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

Effective September 15, 2003, KPMG LLP ("KPMG") was dismissed as the principal accountant engaged to audit the financial statements of EDGAR Online, Inc. (the "Company"). KPMG performed the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and 2002. During these periods and the subsequent interim period prior to their dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's report, nor were there any "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").


The audit reports of KPMG for the Company's fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. The Company has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the statements made above by the Company. A copy of such letter, dated September 19, 2003, is filed with this Form 8-K.

Effective September 15, 2003, the Company engaged BDO Seidman, LLP ("BDO Seidman") as the Company's new independent accountants to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with BDO Seidman with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company's Audit Committee approved the change in accountants described herein.


Item 7. Financial Statements and Exhibits

Exhibits:
---------

EX-16.1    Letter dated September 19, 2003 from KPMG to the SEC


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 19, 2003                EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           ----------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.              Description
----------               -----------

16.1                     Letter dated September 19, 2003 from KPMG to the SEC